[MFS LOGO]                                                        ANNUAL REPORT
INVESTMENT MANAGEMENT                                             APRIL 30, 2001


                   MFS(R) INTERMEDIATE INVESTMENT
                                  GRADE BOND FUND

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND

TRUSTEES                                         SECRETARY
J. Atwood Ives+ -- Chairman and Chief            Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                   ASSISTANT SECRETARY
                                                 James R. Bordewick, Jr.*
Lawrence T. Perera+ -- Partner, Hemenway
& Barnes (attorneys)                             CUSTODIAN
                                                 State Street Bank and Trust Company
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of            AUDITORS
Business Administration                          Deloitte & Touche LLP

Charles W. Schmidt+ -- Private Investor          INVESTOR INFORMATION
                                                 For information on MFS mutual funds, call your
Arnold D. Scott* -- Senior Executive Vice        investment professional or, for an information
President, Director, and Secretary,              kit, call toll free: 1-800-637-2929 any business
MFS Investment Management                        day from 9 a.m. to 5 p.m. Eastern time
                                                 (or leave a message anytime).
Jeffrey L. Shames* -- Chairman and Chief
Executive Officer, MFS Investment Management     INVESTOR SERVICE
                                                 MFS Service Center, Inc.
Elaine R. Smith+ -- Independent Consultant       P.O. Box 2281
                                                 Boston, MA 02107-9906
David B. Stone+ -- Chairman, North
American Management Corp.                        For general information, call toll free:
(investment adviser)                             1-800-225-2606 any business day from
                                                 8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company         For service to speech- or hearing-impaired
500 Boylston Street                              individuals, call toll free: 1-800-637-6576 any
Boston, MA 02116-3741                            business day from 9 a.m. to 5 p.m. Eastern time.
                                                 (To use this service, your phone must be
DISTRIBUTOR                                      equipped with a Telecommunications Device for
MFS Fund Distributors, Inc.                      the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                            For share prices, account balances, exchanges,
                                                 or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                           1-800-MFS-TALK (1-800-637-8255) anytime
Jeffrey L. Shames*                               from a touch-tone telephone.

PORTFOLIO MANAGER                                WORLD WIDE WEB
James J. Calmas*                                 www.mfs.com

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+Independent Trustee
*MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

    1. How are my investments performing right now?

    2. How is my money being managed, over both the short and the long term?

    3. What's going on in the market, and how will that affect me?

    4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended April 30, 2001, Class A shares of the fund provided a total return of 12.63% and Class I shares 12.52%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 12.12% return for the fund's benchmark, the Lehman Brothers Intermediate Credit Index (the Lehman Index), an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The fund's performance also compares to the average intermediate investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, which returned 11.17%.

The fund's primary objective is to seek as high a level of current income as is consistent with prudent investment risk, and its secondary objective is to protect shareholders' capital. The fund invests in corporate bonds with ratings from "AAA" to "BBB" or in unrated bonds that we consider investment quality. The fund also invests in U.S. Treasury and mortgage- and asset-backed securities, which represent pooled assets such as mortgage loans, car loans, and credit-card receivables. The maturities of bonds in the fund are normally 10 years or less.

A number of factors helped the fund outperform its benchmark and Lipper category average during the 12-month period. The fund was aided by favorable security selection among high-grade asset and mortgage-backed securities versus lower-quality credits, which underperformed during the bulk of the period. Another factor that contributed to performance was our significant exposure to high-quality corporate bonds. Later in the period, these securities benefited performance as aggressive rate cuts by The Federal Reserve Board (the Fed) and increased investor demand for fixed-income securities fueled a major rally in corporate bonds.

Industry allocation also had a positive effect, as the fund's overweighted exposure to electric utilities, large banks, and communications companies also proved to be positive contributors. Despite some weakness from our telecommunications holdings, corporate security selection overall was strong in a difficult market environment. One of the few factors to hamper returns was our allocation in mortgage-backed securities, which posted mixed performance due to concerns about higher prepayment activity and increased supply.

Looking forward, we think there may be opportunities across a broad range of fixed-income investments. However, we feel there still may be a few mine fields out there, especially if the economy doesn't improve and earnings weaken. In this environment, we believe it will be crucial to avoid credit risk. Although we anticipate interest rates will stabilize, we could have additional prepayment risk to mortgage-backed securities if rates continue to decline. Additionally, we believe the Fed is near the end of its interest rate cuts, which could result in underperformance of Treasuries versus comparable duration (measure of interest rate sensitivity) non-government bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Respectfully,

/s/ James J. Calmas

James J. Calmas
Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, the fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of the fund's Class A shares in comparison to various market indicators. Performance results include the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS INTERMEDIATE INVESTMENT GRADE BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 2001. Index information is from January 1, 1999.)

[LINE GRAPH]
                MFS Intermediate Investment     Lehman Brothers
                 Grade Bond Fund - Class A   Intermediate Credit Index
"1/99"                    9.525                       10
"4/99"                    9.567                       10.012
"4/00"                    9.722                       10.166
"4/01"                   10.95                        11.399

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A

                                                       1 Year           Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +12.63%         +14.96%
-----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +12.63%         + 6.17%
-----------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    + 7.28%         + 3.97%
-----------------------------------------------------------------------------

CLASS I

                                                       1 Year           Life*
-----------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +12.52%         +14.84%
-----------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +12.52%         + 6.12%
-----------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                       1 Year           Life*
-----------------------------------------------------------------------------
Average intermediate investment grade debt fund+      +11.17%         + 4.68%
-----------------------------------------------------------------------------
Lehman Brothers Intermediate Credit Index#            +12.12%         + 5.77%
-----------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 2001. Index information is from January 1, 1999.
(+)  Average annual rates of return.
+    Source: Lipper Inc.
#    Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of hedging instruments can increase price fluctuation.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interests rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interests rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- April 30, 2001

Bonds - 95.2%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 80.1%
  Aerospace & Defense - 1.1%
    Boeing Capital Corp., 7.375s, 2010                                    $    3       $        3,218
    Raytheon Co., 5.7s, 2003                                                   9                8,867
                                                                                       --------------
                                                                                       $       12,085
-----------------------------------------------------------------------------------------------------
  Automotive - 5.3%
    DaimlerChrysler NA Holding Corp., 6.63s, 2001                         $   13       $       13,053
    DaimlerChrysler NA Holding Corp., 7.125s, 2003                            10               10,250
    Ford Motor Credit Co., 7.6s, 2005                                         16               16,833
    Ford Motor Credit Co., 6.875s, 2006                                        6                6,133
    General Motors Acceptance Corp., 7.25s, 2011                              15               15,240
                                                                                       --------------
                                                                                       $       61,509
-----------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.6%
    Citigroup, Inc., 7.25s, 2010                                          $   15       $       15,585
    Dime Bancorp, Inc., 9s, 2002                                               5                5,180
    FleetBoston Financial Corp., 9.9s, 2001                                   12               12,068
    FleetBoston Financial Corp., 7.25s, 2005                                   9                9,465
    Wells Fargo and Co., 7.2s, 2003                                           10               10,410
                                                                                       --------------
                                                                                       $       52,708
-----------------------------------------------------------------------------------------------------
  Conglomerates - 1.4%
    General Electric Capital Corp., 7.5s, 2005                            $   15       $       16,000
-----------------------------------------------------------------------------------------------------
  Construction Services - 1.3%
    Ingersoll-Rand Co., 5.75s, 2003                                       $   15       $       15,084
-----------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.5%
    Waste Management, Inc., 7.375s, 2010                                  $   17       $       16,924
-----------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 15.5%
    Americredit Automobile Receivable Trust, 5.78s, 2003                  $   15       $       15,073
    California Infrastructure SDG&E-1, 6.19s, 2005                            10               10,140
    Citibank Credit Card Master Trust I, 5.5s, 2006                           25               25,109
    Commercial Mortgage Pass-Through Certificate Class C, 5.673s, 2003        10               10,000
    Discover Card Master Trust I, 5.85s, 2006                                 20               20,262
    DLJ Commercial Mortgage Corp., 7.545s, 2005 (Interest Only)              100                3,030
    DLJ Mortgage Acceptance Corp., 8.1s, 2004                                 12               11,970
    GE Capital Mortgage Services, Inc., 6.035s, 2020                          20               20,212
    GMAC Commercial Mortgage Security, Inc., 6.175s, 2033                     10                9,918
    GS Mortgage Securities Corp. II, 6.06s, 2030                               8                8,122
    Morgan (JP) Commercial Mortgage Finance Corp., 6.613s, 2030                5                5,079
    Morgan Stanley Capital I, 6.01s, 2030                                      8                8,364
    PSE&G Transition Funding LLC, 5.74s, 2007                                 15               15,182
    Residential Asset Security Mortgage Pass, 7.735s, 2025                    15               15,709
                                                                                       --------------
                                                                                       $      178,170
-----------------------------------------------------------------------------------------------------
  Financial Services - 5.9%
    Associates Corp. North America, 5.8s, 2004                            $   10       $       10,079
    Countrywide Home Loan, Inc., 6.85s, 2004                                  16               16,417
    Lehman Brothers Holdings, Inc., 6.25s, 2003                               18               18,307
    Morgan Stanley Dean Witter & Co., 7.125s, 2003                            15               15,506
    National Rural Utilities Cooperative Finance, 7.375s,
      2003                                                                     7                7,250
                                                                                       --------------
                                                                                       $       67,559
-----------------------------------------------------------------------------------------------------
  Food & Beverage Products - 3.5%
    Coca-Cola Bottling Co., 8.56s, 2002                                   $   14       $       14,428
    Coca Cola Bottling Co., 6.375s, 2009                                      10                9,145
    Kellogg Co., 6s, 2006##                                                    5                4,948
    Whitman Corp., 6s, 2004                                                   12               12,028
                                                                                       --------------
                                                                                       $       40,549
-----------------------------------------------------------------------------------------------------
  Media - 2.3%
    Time Warner Entertainment Co. LP, 9.625s, 2002                        $   25       $       26,084
-----------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.3%
    American Home Products Corp., 5.875s, 2004##                          $   15       $       14,918
-----------------------------------------------------------------------------------------------------
  Oil Services - 3.2%
    Alberta Energy Ltd., 7.65s, 2010                                      $   10       $       10,578
    Kinder Morgan Energy Partners, LP, 6.75s, 2011                            15               14,824
    Phillips Petroleum Co., 8.5s, 2005                                        10               10,856
                                                                                       --------------
                                                                                       $       36,258
-----------------------------------------------------------------------------------------------------
  Railroad - 2.3%
    Union Pacific Corp., 5.78s, 2001                                      $   11       $       11,042
    Union Pacific Corp., 6.65s, 2011                                          16               15,636
                                                                                       --------------
                                                                                       $       26,678
-----------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.4%
    Harrahs Operating Co., Inc., 8s, 2011##                               $    2       $        2,012
    MGM Mirage, Inc., 8.5s, 2010                                               3                3,100
                                                                                       --------------
                                                                                       $        5,112
-----------------------------------------------------------------------------------------------------
  Retail - 1.3%
    K Mart Corp., 9.375s, 2006                                            $   15       $       15,075
-----------------------------------------------------------------------------------------------------
  Supermarket - 0.4%
    Delhaize America, Inc., 7.375s, 2006##                                $    5       $        5,057
-----------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 6.3%
    AT&T Wireless Services, Inc., 7.35s, 2006##                           $    6       $        6,072
    Cox Communications, Inc., 7.75s, 2010                                      5                5,249
    Cox Communications, Inc., 6.75s, 2011                                      5                4,886
    GTE Corp., 9.1s, 2003                                                     17               18,251
    Qwest Corp., 7.625s, 2003                                                  9                9,345
    Sprint Spectrum LP, 11s, 2006                                             15               16,047
    Telecomunica De Puerto Rico, 6.15s, 2002                                  13               12,987
                                                                                       --------------
                                                                                       $       72,837
-----------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 8.0%
    Aid to Israel, 6.6s, 2008                                             $   15       $       15,715
    FNMA, 5.722s, 2009                                                        30               29,331
    FNMA, 7s, 2015                                                            22               22,164
    FNMA, 7.5s, 2015                                                          24               24,719
                                                                                       --------------
                                                                                       $       91,929
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.2%
    U.S. Treasury Notes, 6.125s, 2007                                     $    5       $        5,262
    U.S. Treasury Notes, 5s, 2011                                             44               42,886
                                                                                       --------------
                                                                                       $       48,148
-----------------------------------------------------------------------------------------------------
  Utilities - 0.9%
    Nisource Finance Corp., 7.875s, 2010                                  $  10        $       10,556
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 9.4%
    Allegheny Energy, Inc., 7.75s, 2005                                   $   13       $       13,404
    Allegheny Energy Supply Co. LC, 7.8s, 2011##                               7                6,978
    Connecticut Light & Power Co., 7.875s, 2024                                6                6,036
    Constellation Energy, 6.75s, 2002                                         13               13,241
    Dominion Resources, Inc., 8.125s, 2010                                    15               16,034
    Entergy Mississippi, Inc., 6.2s, 2004                                     10                9,880
    Mirant Americas Generation, Inc., 8.3s, 2011##                            11               11,156
    Narragansett Electric Co., 7.83s, 2002                                     2                2,067
    NRG Energy, Inc., 7.75s, 2011                                             15               14,904
    Wisconsin Energy Corp., 5.875s, 2006                                      15               14,679
                                                                                       --------------
                                                                                       $      108,379
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $      921,619
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 15.1%
  Austria - 1.3%
    Oesterreich Kontrollbank, 5.5s, 2006 (Banks and Credit Cos.)          $   15       $       14,945
-----------------------------------------------------------------------------------------------------
  Canada - 4.1%
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)                     $    8       $        8,823
    Government of Canada, 5.25s, 2008                                         12               11,566
    Gulf Canada Resources Ltd., 7.125s, 2011 (Oils)                           15               15,040
    Province of Quebec, 8.8s, 2003                                            11               11,768
                                                                                       --------------
                                                                                       $       47,197
-----------------------------------------------------------------------------------------------------
  Chile - 0.6%
    Enersis S.A., 6.6s, 2026 (Utilities - Electric)                       $    4       $        3,957
    HQI Transelec Chile S.A., 7.875s, 2011 (Utilities -
      Electric)##                                                              3                2,941
                                                                                       --------------
                                                                                       $        6,898
-----------------------------------------------------------------------------------------------------
  France - 1.3%
    Natexis AMBS Co. LLC, 8.44s, 2049 (Banks and Credit Cos.)##           $   15       $       15,122
-----------------------------------------------------------------------------------------------------
  Germany - 1.9%
    KFW International Finance, Inc., 9.4s, 2004 (Agency of
      German Government)                                                  $    5       $        5,567
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks and
      Credit Cos.)                                                            15               16,060
                                                                                       --------------
                                                                                       $       21,627
-----------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Banco Nacional de Commerce, 7.25s, 2004 (Banks and
      Credit Cos.)                                                        $    5       $        5,025
-----------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Telefonica Europe BV, 7.35s, 2005 (Telecommunications)                $   10       $       10,396
-----------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Credit Cos.)          $    5       $        5,225
-----------------------------------------------------------------------------------------------------
  United Kingdom - 4.1%
    British Sky Broadcasting, 6.875s, 2009 (Telecommunications)           $    8       $        7,335
    British Telecom PLC, 6.079s, 2003 (Telecommunications)                    14               13,999
    Hanson PLC, 7.875s, 2010 (Building Materials)                             15               15,389
    Royal Bank Scotland, 8.817s, 2049 (Banks and Credit Cos.)                 10               10,717
                                                                                       --------------
                                                                                       $       47,440
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $      173,875
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,084,687)                                              $    1,095,494
-----------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.5%
-----------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 4/30/01, due 5/01/01 total to be
      received $40,005 (secured by various U.S. Treasury
      and Government Agency obligations in a jointly
      traded account), at Cost                                             $  40       $       40,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,124,687)                                        $    1,135,494
Other Assets, Less Liabilities - 1.3%                                                          15,266
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $    1,150,760
-----------------------------------------------------------------------------------------------------

##SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
----------------------------------------------------------------------------------
APRIL 30, 2001
----------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,124,687)                   $1,135,494
  Cash                                                                       7,661
  Receivable for investments sold                                            9,948
  Interest receivable                                                       17,225
                                                                        ----------
      Total assets                                                      $1,170,328
                                                                        ----------
Liabilities:
  Payable for investments purchased                                      $  18,347
  Payable to investment adviser                                              1,221
                                                                        ----------
      Total liabilities                                                  $  19,568
                                                                        ----------
Net assets                                                              $1,150,760
                                                                        ==========
Net assets consist of:
  Paid-in capital                                                       $1,161,783
  Unrealized appreciation on investments                                    10,807
  Accumulated net realized loss on investments and foreign currency
    transactions                                                           (22,341)
  Accumulated undistributed net investment income                              511
                                                                        ----------
      Total                                                             $1,150,760
                                                                        ==========
Shares of beneficial interest outstanding                                116,903
                                                                         =======
Class A shares:
  Net asset value per share
    (net assets of $235,416 / 23,907 shares of beneficial interest
      outstanding)                                                        $ 9.85
                                                                          ======
  Offering price per share (100 / 95.25 of net asset value per share)     $10.34
                                                                          ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $915,344 / 92,996 shares of beneficial interest
      outstanding)                                                        $ 9.84
                                                                          ======

See notes to financial statements.

Statement of Operations
----------------------------------------------------------------------
YEAR ENDED APRIL 30, 2001
----------------------------------------------------------------------
Net investment income:
    Interest income                                          $  75,936
                                                             ---------

  Expenses -
    Management fee                                           $   5,420
    Shareholder servicing agent fee                              1,084
    Administrative fee                                             161
    Auditing fees                                               18,600
    Registration fees                                            2,209
    Custodian fee                                                7,059
    Printing                                                     5,447
    Legal fees                                                   2,157
    Postage                                                        202
    Miscellaneous                                                2,385
                                                             ---------
      Total expenses                                         $  44,724
    Fees paid indirectly                                          (314)
    Reduction of expenses by investment adviser                (44,410)
                                                             ---------
      Net expenses                                           $   --
                                                             ---------
        Net investment income                                $  75,936
                                                             ---------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                  $  10,002
  Change in unrealized appreciation -
    Investments                                                 43,181
                                                             ---------
      Net realized and unrealized gain on investments        $  53,183
                                                             ---------
          Increase in net assets from operations             $ 129,119
                                                             =========
See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                2001         2000
-------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                       $   75,936   $   67,219
  Net realized gain (loss) on investments                         10,002      (25,567)
  Net unrealized gain (loss) on investments                       43,181      (26,009)
                                                              ----------   ----------
    Increase in net assets from operations                    $  129,119   $   15,643
                                                              ----------   ----------

Distributions declared to shareholders -
  From net investment income (Class A)                        $  (60,843)  $  (68,210)
  From net investment income (Class I)                           (15,001)         (10)
                                                              ----------   ----------
    Total distributions declared to shareholders              $  (75,844)  $  (68,220)
                                                              ----------   ----------
Net increase in net assets from fund share transactions       $   75,829   $   69,205
                                                              ----------   ----------
    Total increase in net assets                              $  129,104   $   16,628
Net assets:
  At beginning of period                                       1,021,656    1,005,028
                                                              ----------   ----------

  At end of period (including accumulated undistributed net
    investment income of $511 and $312, respectively)         $1,150,760   $1,021,656
                                                              ----------   ----------

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,                 PERIOD ENDED
                                                             --------------------------------              APRIL 30,
CLASS A                                                          2001                   2000                  1999*
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                           $ 9.38                 $ 9.88                 $10.00
                                                                ------                 ------                 ------

Income from investment operations# -
  Net investment income(S)                                      $ 0.67                 $ 0.64                 $ 0.18
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                             0.48                  (0.49)                 (0.14)
                                                                ------                 ------                 ------

      Total from investment operations                          $ 1.15                 $ 0.15                 $ 0.04
                                                                ------                 ------                 ------

Less distributions declared to shareholders -
  From net investment income                                    $(0.68)                $(0.65)                $(0.16)
                                                                ------                 ------                 ------

Net asset value - end of period                                 $ 9.85                 $ 9.38                 $ 9.88
                                                                ======                 ======                 ======

Total return(+)                                                  12.63%                  1.62%                  0.44%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.03%                  0.04%                  0.27%+
  Net investment income                                           7.02%                  6.69%                  5.53%+
Portfolio turnover                                                 133%                   147%                   155%
Net assets at end of period (000 Omitted)                         $235                 $1,022                 $1,005

(S)Effective February 1, 1999, MFS has voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)                                $ 0.28                 $ 0.25                 $(0.09)
    Ratios (to average net assets):
      Expenses##                                                  4.13%                  4.10%                  8.60%+
      Net investment income (loss)                                2.92%                  2.63%                 (2.80)%+

  *For the period from the commencement of the fund's investment operations, January 4, 1999, through
   April 30, 1999.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

--------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,                 PERIOD ENDED
                                                             --------------------------------              APRIL 30,
CLASS I                                                          2001                   2000                  1999*
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                           $ 9.38                 $ 9.87                 $10.00
                                                                ------                 ------                 ------

Income from investment operations# -
  Net investment income(S)                                      $ 0.68                 $ 0.65                 $ 0.19
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                             0.46                  (0.49)                 (0.16)
                                                                ------                 ------                 ------

      Total from investment operations                          $ 1.14                 $ 0.16                 $ 0.03
                                                                ------                 ------                 ------

Less distributions declared to shareholders -
  From net investment income                                    $(0.68)                $(0.65)                $(0.16)
                                                                ------                 ------                 ------

Net asset value - end of period                                 $ 9.84                 $ 9.38                 $ 9.87
                                                                ======                 ======                 ======

Total return                                                     12.52%                  1.72%                  0.33%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.03%                  0.04%                  0.27%+
  Net investment income                                           6.96%                  6.80%                  5.43%+
Portfolio turnover                                                 133%                   147%                   155%
Net assets at end of period (000 Omitted)                         $915                     $0+++                  $0+++

(S)Effective February 1, 1999, MFS has voluntarily agreed, under a temporary expense agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. Prior to February 1, 1999, the fund paid MFS a fee not greater than 1.00% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over these limitations and the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)                                $ 0.28                 $ 0.30                 $(0.09)
    Ratios (to average net assets):
      Expenses##                                                  4.13%                  3.75%                  8.25%+
      Net investment income (loss)                                2.86%                  3.09%                 (2.55)%+

  *For the period from the commencement of the fund's investment operations, January 4, 1999, through April 30, 1999.
  +Annualized.
 ++Not annualized.
+++Class I net assets were less than $500.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Investment Grade Bond Fund (the fund) is a non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective May 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 2001, accumulated undistributed net investment income increased by $107 and accumulated net realized loss on investments and foreign currency transactions increased by $107 due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At April 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $22,101 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2008.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management and distribution fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the year ended April 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. All distribution and service fees under Class A distribution plans are currently not being imposed by the Trustees for the fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the year ended April 30, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES          SALES
--------------------------------------------------------------------------
U.S. government securities                       $  426,572       $682,798
                                                 ----------       --------
Investments (non-U.S. government securities)     $1,023,714       $720,100
                                                 ----------       --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $1,124,927
                                                              ----------
Gross unrealized appreciation                                 $   19,590
Gross unrealized depreciation                                     (9,023)
                                                              ----------
    Net unrealized appreciation                               $   10,567
                                                              ==========

(5) Shares of Beneficial Interest
The funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        YEAR ENDED APRIL 30, 2001    YEAR ENDED APRIL 30, 2000
                                        -------------------------    -------------------------
                                         SHARES            AMOUNT       SHARES          AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                               --            $   --             106         $ 1,000
Shares issued to shareholders in
  reinvestment of distributions           6,336            60,841        7,160          68,207
Shares reacquired                       (91,370)         (900,766)          (1)             (6)
                                        -------         ---------        -----         -------
    Net increase (decrease)             (85,034)        $(839,925)       7,265         $69,201
                                        =======         =========        =====         =======

Class I shares
                                        YEAR ENDED APRIL 30, 2001    YEAR ENDED APRIL 30, 2000
                                        -------------------------    -------------------------
                                         SHARES            AMOUNT       SHARES          AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                              91,463         $ 900,760         --           $   --
Shares issued to shareholders in
  reinvestment of distributions           1,517            14,994          0+                4
Shares reacquired                         --                --            --               --
                                        -------         ---------        -----         -------
    Net increase                         92,980         $ 915,754          0+          $     4
                                        =======         =========        =====         =======

+Number of shares was less than 1.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2001, was $11. The fund had no borrowings during the year.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust IX and Shareholders of MFS Intermediate Investment Grade Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of MFS Intermediate Investment Grade Bond Fund (a portfolio of MFS Series Trust IX (the Trust)) as of April 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Intermediate Investment Grade Bond Fund at April 30, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2001

FEDERAL TAX INFORMATION

In January 2002, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2001.

MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND

[MFS LOGO]
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741





(C)2001 MFS Investment Management                              INC-2B 06/01 1.2M
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.